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[CYSIVE LOGO]
                                           Contact:     John R. Lund, CFO
                                                        Press: Penny Karas
                                                        Cysive, Inc.
                                                        703.259.2300

                                                        Katherine Mittelbusher
                                                        Press: Laura Novak
                                                        Morgen Walke Associates
                                                        212.850.5600

                              FOR IMMEDIATE RELEASE


                      CYSIVE REPORTS THIRD QUARTER RESULTS

                         REVENUE INCREASES 84% ANNUALLY

Reston, Va.-- October 26, 2000 - Cysive, Inc. (Nasdaq: CYSV), premier builders of e-business architectures, today announced results for the third quarter and the nine months ended September 30, 2000.

For the third quarter of 2000, revenue was $13.4 million, an 84% increase over revenue of $7.3 million in the same period last year, but down sequentially from $15.2 million in the second quarter of 2000. These results incorporate the impact of the contract termination previously announced on August 23, 2000. Net loss for the third quarter of 2000 (excluding a stock compensation charge) was $455,000 or $(0.02) per share. This amount is compared to net income of $541,000 for the third quarter of 1999, or $0.02 per diluted share (excluding a stock compensation charge and including an estimated tax expense), and net income of $2.8 million for the second quarter of 2000, or $0.07 per diluted share (excluding a stock compensation charge).

Nelson A. Carbonell, Jr., Chairman, President and Chief Executive Officer of Cysive commented, "We continue to stay focused on building reliable, complex e-business systems, and remaining at the forefront of technological advances. In the third quarter, we worked with eight new customers, and revenue from Global 2000 customers comprised 46% of total revenue, up from 26% of second quarter 2000 revenues. Additionally, we have seen sequential improvement in our retention and recruitment of talented software engineers."

Revenue for the nine months ended September 30, 2000 was $40.9 million, a 145% increase over revenue of $16.7 million in the nine months ended September 30, 1999. Net income for the nine months ended September 30, 2000 was $3.6 million, or $0.09 per diluted share (excluding a

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stock compensation charge). This amount is compared to net income for the nine months ended September 30, 1999 of $1.7 million, or $0.07 per diluted share (excluding a stock compensation charge and including an estimated tax expense).


ABOUT CYSIVE(TM)
            Combining an experienced and highly skilled software engineering staff with the use of cutting-edge technologies, Cysive has established itself as a leading builder of custom e-business systems for customers ranging from dot com startups to Global 2000 leaders - including Cisco Systems, Classified Ventures (cars.com), First Union, Equifax and medibuy.com. Cysive is headquartered in Reston, Va. with additional offices in Atlanta, Boston, Chicago, Dallas, Mountain View, Calif., New York, and Southern California and a sales office in Houston. Cysive can be found on the Internet at www.cysive.com.


"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Cysive's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's quarterly report on Form 10-Q filed with the Commission on August 11, 2000, and its other filings under the 1934 Act, as amended.


                              - Tables to Follow -

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                                  CYSIVE, INC.
                            STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                               THREE MONTHS ENDED                         NINE MONTHS ENDED
                                                                  SEPTEMBER 30,                             SEPTEMBER 30,
                                                                  -------------                             -------------
                                                           1999                2000                 1999                     2000
                                                          -----                -----                -----                    -----

Revenues.............................................. $      7,282          $     13,418         $    16,706          $    40,922

Gross profit..........................................        4,738                 7,039              10,689               24,944

Operating expenses:
    General and administrative........................        2,201                 7,844               4,619               16,951
    Sales and marketing...............................        1,647                 2,742               3,368                8,601
    Stock compensation................................           28                 1,825              13,312                3,727
                                                             -------              -------           ---------               ------

Total operating expenses..............................        3,876                12,411              21,299               29,279
                                                             -------              -------           ---------               ------

Pro forma operating income (loss)
    (1) (2) (3) (4)...................................          890                (3,547)              2,702                 (608)
Operating income (loss)...............................          862                (5,372)            (10,610)              (4,335)

Pro forma net income (loss) (5) (6) (7) (8) .......... $        541          $      ( 455)        $     1,704          $     3,624
                                                      =============             ==========        ===========         =============
Net income (loss) .................................... $        873          $     (1,925)        $   (10,574)         $       283
                                                      =============             =========         ===========         ==============

Pro forma basic earnings (loss) per
    share (5) (6) (7) (8)............................  $       0.03          $     ( 0.02)        $      0.10          $      0.14
Basic earnings (loss) per share....................... $       0.05          $     ( 0.07)        $     (0.65)         $      0.01
Weighted average shares outstanding..................    16,254,000            26,992,083          16,254,000           25,795,873

Pro forma diluted earnings (loss) per
    share (5) (6) (7) (8)............................  $       0.02          $     ( 0.02)        $      0.07          $      0.09
Diluted earnings (loss) per share ...................  $       0.03          $     ( 0.07)        $     (0.65)         $      0.01
Weighted average shares and common
  equivalent shares outstanding (9)..................    27,236,554            26,992,083          24,504,346           39,087,297

NOTE :On May 8, 2000, the Company effected a 2-for-1 stock split. All shares included in this press release have been adjusted to reflect this split.

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(1) For the three months ended September 30, 1999, pro forma operating income excludes the non-cash stock compensation charge of $28,000.
(2) For the three months ended September 30, 2000, pro forma operating loss excludes the non-cash stock compensation charge of $1.8 million.
(3) For the nine months ended September 30, 1999, pro forma operating loss excludes a non-cash stock compensation charge of $13.3 million.
(4) For the nine months ended September 30, 2000, pro forma operating loss excludes a non-cash stock compensation charge of $3.7 million.
(5) For the three months ended September 30, 1999, pro forma net income includes an estimated $360,000 income tax expense assuming the Company operated as a C-Corporation and excludes a non-cash stock compensation charge of $28,000.
(6) For the three months ended September 30, 2000, pro forma net income excludes the non-cash stock compensation charge of $1.5 million (net of tax expense related to stock charge).
(7) For the nine months ended September 30, 1999, pro forma net income includes an estimated $1.0 million income tax expense assuming the Company operated as a C-Corporation and excludes a non-cash stock compensation charge of $13.3 million.
(8) For the nine months ended September 30, 2000, pro forma net income excludes a non-cash stock compensation charge of $3.3 million (net of tax expense related to stock charge).
(9) Weighted average shares and common equivalent shares outstanding for the nine month period ended September 30, 1999 and for the three month period ended September 30, 2000 are for pro forma results only. For the actual diluted loss per share, the common equivalent shares are not included as they would have had an anti-dilutive effect on the diluted earnings per share calculation.

                                  CYSIVE, INC.
                                 BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                          SEPTEMBER 30,
                                                                                ----------------------------------
                                                                                   1999                       2000
                                                                                   ----                       ----
Assets:
    Current assets:
    Cash.......................................................................   $ 1,117                $   6,764
    Investments................................................................        --                  137,829
    Accounts receivable, net....................................................    5,464                    9,727
    Prepaid expenses and other assets...........................................      512                    1,535
    Deferred income taxes.......................................................       --                      742
                                                                                ----------                ------------
         Total current assets...................................................    7,093                  156,597

    Furniture, fixtures and equipment, net......................................      530                    5,556
    Investments                                                                        --                   28,184
    Deferred income taxes.......................................................       --                    4,967
    Other assets................................................................      202                      380
                                                                                ----------                ------------
         Total assets...........................................................  $ 7,825                $ 195,684
                                                                                ==========               =============

Liabilities and stockholders' equity
    Current liabilities:
    Accounts payable............................................................  $   482                $     753
    Accrued liabilities........................................................     2,676                    7,602
                                                                                ----------               -------------
       Total current liabilities...............................................     3,158                    8,355
    Commitments and contingencies...............................................       --                       --
Stockholders' equity
    Preferred stock............................................................        --                       --
    Common stock................................................................      162                      282
    Additional paid-in capital.................................................    29,686                  212,239
    Deferred stock compensation.................................................  (15,312)                 (16,731)
    Accumulated deficit........................................................    (9,869)                  (8,461)
                                                                                ---------                 ------------
       Total stockholders' equity..............................................     4,667                  187,329
                                                                                ----------               -------------
Total liabilities and stockholder's equity......................................  $ 7,825                $ 195,684
                                                                                ==========               =============








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                                  CYSIVE, INC.
                            STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                                  SEPTEMBER 30,
                                                                                   -------------------------------------------
                                                                                             1999                  2000
                                                                                             ----                  ----
Cash flows from operating activities:
    Net income (loss)                                                                 $    (10,574)              $   283
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
    Depreciation...............................................................                136                   762
    Amortization...............................................................                 16                    46
    Stock option compensation expense..........................................             13,312                 3,727
    Loss on sale of furniture, fixtures and equipment...........................                 3                   110
    Deferred income taxes.......................................................                 -                  (560)
    Non-cash tax expense.......................................................                  -                 1,009
    Provision for doubtful accounts............................................                590                   543
    Changes in assets and liabilities:
       Accounts receivable.....................................................             (3,984)               (3,706)
       Prepaid expenses and other assets........................................              (572)                 (389)
       Accounts payable........................................................                455                   407
      Accrued liabilities.......................................................             2,045                 4,273
                                                                                          ---------               ------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                                    1,427                 6,505

Cash flows from investing activities:
    Purchase of investments, net................................................                 -              (120,974)
    Capital expenditures.......................................................               (347)               (5,832)
                                                                                          --------                -------

NET CASH USED IN INVESTING ACTIVITIES                                                         (347)             (126,806)

Cash flows from financing activities:
    Stockholder distributions...................................................              (575)                    -
    Proceeds from sale of common stock..........................................                 -               123,189
    Exercise of common stock options............................................                 -                 1,443
                                                                                         ---------               -------

NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES                                           (575)              124,632

Increase in cash and cash equivalents                                                          505                 4,331
Cash and cash equivalents at beginning of period                                               612                 2,433
                                                                                          --------               -------
Cash and cash equivalents at end of period                                                 $ 1,117               $ 6,764
                                                                                          ========               =======